EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report on Form 10-KSB of Global Wataire, Inc. for the fiscal year ending August 31, 2006, I, Edmund J. Gorman, Chief Financial Officer of Global Wataire, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Annual Report on Form 10-KSB for the fiscal year ending August 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Annual Report on Form 10-KSB for the fiscal year ending August 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of Global Wataire, Inc.

Dated: December 14, 2006.

                                   /s/ Edmund J. Gorman
                                   ---------------------------------------------
                                   Edmund J. Gorman, Chief Financial Officer of
                                   Global Wataire, Inc.